Exhibit 99.2 MAY 2023

SAFE HARBOUR Madison Square Garden Entertainment Corp. (the Company ) has filed with the Securities and Exchange Commission an Information Statement dated April 3, 2023 (the “Information Statement”) in connection with its spin -off from Sphere Entertainment Co. (“Sphere Entertainment”), which was completed in April 2023. The Information Statement contains extensive disclosure about the Company and its business, including selected historical and pro forma financial information and risk factors that an investor should consider before deciding whether to invest in securities of the Company. This presentation may contain statements that constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain expectations, goals, projections, and benefits. Words or phrases “expects,” “anticipates,” “believes,” “estimates,” “may,” “will,” “should,” “could,” “potential,” “continue,” “intends,” “plans,” and similar words and terms used in the discussion of future operating and future financial performance identify forward looking statements. Investors are cautioned that any such forward looking statements are not guarantees of future performance or results and are subject to known and unknown risks, uncertainties and other factors. Actual results, developments or events may differ materially from those in the forward looking statements as a result of v arious factors, including, but not limited to, the performance of the Company and its business and operations, its financial condition, factors affecting the industries in which it operates and the factors described in the Information Statement, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. Forward looking statements speak only as of the date they are made. The Company disclaims any obligation to update or revise any forward -looking statements contained herein, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or for any other reason, except to the extent required by law. Investors should not place undue reliance on such forward-looking statements and should not regard the inclusion of such statements as representations by the Company that its plans and objectives will be achieved or realized. Investors are further advised to consult any further disclosures by the Company in its subsequent filings with the Securities and Exchange Commission. 2

NON-GAAP FINANCIAL MEASURES

We define adjusted operating income (loss) ("AOI"), which is a non-GAAP financial measure, as operating income (loss) excluding (i) the impact of non-cash straight-line leasing revenue associated with the Arena License Agreements with Madison Square Garden Sports Corp. ("MSG Sports"), (ii) depreciation, amortization and impairments of property and equipment, goodwill and intangible assets, (iii) share-based compensation expense, (iv) restructuring charges or credits, (v) merger and acquisition-related costs, including litigation expenses, (vi) gains or losses on sales or dispositions of businesses and associated settlements, (vii) the impact of purchase accounting adjustments related to business acquisitions, (viii) gains and losses related to the remeasurement of liabilities under the executive deferred compensation plan, and (ix) amortization for capitalized cloud computing arrangement costs. We believe that given the length of the Arena License Agreements and resulting magnitude of the difference in leasing revenue recognized and cash revenue received, the exclusion of non-cash leasing revenue provides investors with a clearer picture of the Company's operating performance. Management believes that this adjustment is beneficial for other incremental reasons as well. This adjustment provides senior management, investors and analysts with important information regarding a long-term related party agreement with MSG Sports. In addition, this adjustment is included under the Company's debt covenant compliance calculation and is a component of the performance measures used to evaluate, and compensate senior management of the Company. We believe that the exclusion of share-based compensation expense or benefit allows investors to better track the performance of our business without regard to the settlement of an obligation that is not expected to be made in cash. We eliminate merger and acquisition-related costs, when applicable, because the Company does not consider such costs to be indicative of the ongoing operating performance of the Company as they result from an event that is of a non-recurring nature, thereby enhancing comparability. In addition, management believes that the exclusion of gains and losses related to the remeasurement of liabilities under the executive deferred compensation plan, provides investors with a clearer picture of the Company's operating performance given that, in accordance with GAAP, gains and losses related to the remeasurement of liabilities under the executive deferred compensation plan are recognized in Operating (income) loss whereas gains and losses related to the remeasurement of the assets under the executive deferred compensation plan, which are equal to and therefore fully offset the gains and losses related to the remeasurement of liabilities, are recognized in Other income (expense), net, which is not reflected in Operating income (loss).

We believe AOI is an appropriate measure for evaluating the operating performance of the Company on a combined basis. AOI and similar measures with similar titles are common performance measures used by investors and analysts to analyze our performance. Internally, we use revenues and AOI as the most important indicators of our business performance, and evaluate management's effectiveness with specific reference to these indicators. AOI should be viewed as a supplement to and not a substitute for operating income (loss), net income (loss), cash flows from operating activities, and other measures of performance and/or liquidity presented in accordance with U.S. generally accepted accounting principles ("GAAP"). Since AOI is not a measure of performance calculated in accordance with GAAP, this measure may not be comparable to similar measures with similar titles used by other companies. For a reconciliation from Operating Income (U.S. GAAP Basis) to AOI please refer to the appendix within this presentation.

3

LEGENDARY ICONIC COMPELLING OPPORTUNITIES BRANDS VENUES 4

OVERVIEW OF MSG ENTERTAINMENT SPIN-OFF ◼ On April 20, 2023, MSG Entertainment (NYSE: MSGE) was spun-off by Sphere Entertainment Co. (1) ◼ ~67% of shares were distributed to shareholders, while 33% were retained by the former parent ◼ Spin-off created a pure-play live entertainment company, poised to benefit from strong demand for shared experiences 1 SPHERE ENTERTAINMENT CO. WILL BE REQU IRED BY APPLICABLE TAX RU LES TO DISPOSE OF THE RETAINED INTEREST WITHIN A FIXED PERIOD O F TIM E, WHICH M AY 5 OCCU R THROU GH A SERIES OF STEPS INCLUDING SALES, EXCHANGE OFFERS, PRO RATA DISTRIBU TIONS OR REPAYM ENT OF DELAYED DRAW TERM LO AN WITH THE COMPANY

KEY INVESTMENT HIGHLIGHTS ENDURING PROFITABLE WORLD-CLASS POPULARITY OF BUSINESS ENTERTAINMENT POISED FOR CHRISTMAS VENUES SPECTACULAR GROWTH SUBSTANTIAL POTENTIAL FOR PRESENCE IN OPPORTUNISTIC NEW YORK MARKET RETURN OF CAPITAL 6

OUR PORTFOLIO 7

5 ICONIC VENUES ~900 LIVE EVENTS ACROSS NEW YORK AND CHICAGO PROJECTED IN FISCAL 2023 5+ MILLION GUESTS PROJECTED IN FISCAL 2023 35 YEAR DEALS 89 YEARS TO HOST HOME GAMES FOR OF THE CHRISTMAS SPECTACULAR NEW YORK KNICKS & RANGERS STARRING THE RADIO CITY ROCKETTES 8

MADISON SQUARE GARDEN “The World’s Most Famous Arena” 1 #1 grossing v enue of its size in the world ~21,000 seat capacity 1 BILLBOARD M AGAZ INE AS OF YEAR END 2022 9

RADIO CITY MUSIC HALL

#3 grossing venue of its size in the world[1]

New York City and national landmark

~6,000 seat capacity


MUSIC HALL
RADIO CITY
MUSIC HALL

THE THEATER AT MADISON SQUARE GARDEN

Intimate environment in central New York City location

~5,600 seat capacity



[1]BILLBOARD MAGAZINE AS OF YEAR END 2022

10

BEACON THEATRE THE CHICAGO THEATRE 1 1 Top 10 grossing v enue of its size in the world #5 grossing v enue of its size in the world Iconic rock and roll landmark v enue Chicago landmark ~2,800 seat capacity ~3,600 seat capacity 1 BILLBOARD M AGAZ INE AS OF YEAR END 2022 11

CHRISTMAS SPECTACULAR STARRING THE RADIO CITY ROCKETTES

Own the Radio City Rockettes and *Christmas Spectacular* brands

Averaging 1 million or more people annually[1]



[1]AVERAGE ANNUAL VISITATION FROM FISCAL YEAR 2011-2020 AND 2023. FISCAL YEAR 2021 *CHRISTMAS SPECTACULAR* WAS CANCELLED DUE TO IMPACT OF COVID-19 AND FISCAL YEAR 2021 PRODUCTION RUN ENDED EARLY DUE TO OMICRON COVID-19 VARIANT

12

VALUABLE REAL ESTATE HOLDINGS

OUR VENUES

OWNED	VENUE	MARKET	SIZE
	MADISON SQUARE GARDEN	NEW YORK CITY	~1.1M SQ. FT. BUILDING
	THE THEATER AT MADISON SQUARE GARDEN	NEW YORK CITY	PART OF THE GARDEN
	THE CHICAGO THEATRE	CHICAGO	~73K SQ. FT. BUILDING

LEASED	VENUE	MARKET	SIZE	EXPIRATION
	RADIO CITY MUSIC HALL	NEW YORK CITY	~577K SQ. FT. BUILDING	2038[1]
	THE Beacon THEATRE	NEW YORK CITY	~57K SQ. FT. BUILDING	2036[2]



[1]RADIO CITY MUSIC HALL'S LEASE EXPIRES IN 2038 WITH AN OPTION TO RENEW FOR AN ADDITIONAL TEN YEARS
[2]BEACON THEATRE'S LEASE EXPIRES IN 2036 WITH AN OPTION TO RENEW FOR AN ADDITIONAL TEN YEARS

13

OUR BUSINESS 14

SUBSTANTIAL PRESENCE IN NEW YORK CITY METRO AREA T H E E N T E R T A I N M E N T A N D F I N A N C I A L C A P I T A L O F T H E W O R L D 23 MILLION+ 65 MILLION+ 1 POPULATION ANNUAL TOURISTS 2 PRE-PANDEMIC HOME TO GREATEST # RANKED #1 OF 210 4 3 OF FORTUNE 500 COMPANIES DESIGNATED MARKET AREAS 5 #1 CONCERT AND ENTERTAINMENT MARKET IN THE WORLD 1 U NITED STATES CENSUS BU REAU 2 2019 NEW YORK CITY TRAVEL & TOU RISM REPORT 3 FORTU NE 500 COM PANIES BY REGION REPORT 2022 4 TRACKED BY NIELSEN RESEARCH 5 15 2023 POLLSTAR CONCERT M ARKET RANKINGS (AS OF DECEM BER 2022)

ESTABLISHED LEADER IN LIVE

UNIQUE APPROACH DRIVES BOOKING SUCCESS



UNMATCHED EXPERIENCES

- World-class facilities and operations
- Leveraging innovative technology

OPPORTUNITIES

- *Grow per-event revenue and profitability*
- *Drive repeat visitation*

ARTIST-FIRST APPROACH

- Talent-friendly venues and service
- Exclusive recurring programming
- Exploring new event types

- *Increase venue utilization*

ESTABLISHED RELATIONSHIPS

- Deep and diverse industry connections
- Promoter agnostic
- Large and growing proprietary customer database

- *Improve revenue and engagement across assets*
- *Enable tailored offerings and cross-promotion*

16

THE ENDURING POPULARITY OF THE *CHRISTMAS SPECTACULAR*

89 YEARS OF NEW YORK'S CHERISHED HOLIDAY TRADITION



PAID ATTENDANCE
IN MILLIONS
1.0
1.0
1.1
1.0
1.0
1.0
1.0
1.0
1.0
1.0
1.0
0.4
0.9
FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20
FY22[1] FY23



TOTAL REVENUE
$ IN MILLIONS
$84
$82
$95
$90
$93
$101
$102
$109
$114
$128
$130
$56
$132
FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20
FY22[1] FY23

	FY10	FY11	FY12	FY13	FY14	FY15	FY16	FY17	FY18	FY19	FY20	FY21[1]	FY22[1]	FY23
Number of Shows	204	212	215	209	210	205	204	197	200	210	199	0	101	181

[1] FY 2020 PRODUCTION CANCELLED DUE TO THE IMPACT OF COVID-19 AND FY 2021 PRODUCTION RUN ENDED EARLY DUE TO OMICRON COVID-19 VARIANT

17

VALUABLE LONG-TERM ARENA LICENSE AGREEMENTS WITH MSG SPORTS

MADISON SQUARE GARDEN SERVES AS HOME TO MARQUEE SPORTS FRANCHISES

ORIGINAL NBA
TEAM

"ORIGINAL SIX"
NHL TEAM

ARENA LICENSE FEE CASH PAYMENTS
$ IN MILLIONS



Knicks
Rangers
FY55E
$107M
FY23E
$42M
FY21[2]
FY23
FY25
FY27
FY29
FY31
FY33
FY35
FY37
FY39
FY41
FY43
FY45
FY47
FY49
FY51
FY53
FY55

35 YEAR DEALS STARTING IN FY2021

88 PRE / REGULAR SEASON GAMES	3% ANNUAL ESCALATORS[1]

ARENA LICENSE AGREEMENTS INCLUDE ADDITIONAL REVENUE AND PROFIT-SHARING BETWEEN THE COMPANY AND MSG SPORTS

[1] FOR ARENA LICENSE FEES UNDER THE ARENA LICENSE AGREEMENTS WITH MSG SPORTS
[2] PAYMENTS UNDER THE ARENA LICENSE AGREEMENTS WERE MATERIALLY IMPACTED IN FISCAL YEAR 2021 AS A RESULT OF THE COVID-19 PANDEMIC

18

STRONG MARKETING PARTNERSHIP TRACK RECORD

SPONSORSHIP RELATIONSHIPS DELIVER COMPELLING VALUE

INNOVATIVE MARKETING PARTNERSHIP OFFERINGS

- Sought-after entertainment brands
- Significant exposure in NYC
- Cross-selling opportunities with MSG Sports

VALUABLE MULTI-YEAR PARTNERSHIPS

- Signature and Marquee partners represent majority of sponsorship revenue

ATTRACTIVE GROWTH OPPORTUNITIES

- Utilizing integrated approach to renew existing partners
- Targeting emerging and underpenetrated verticals
- Selectively expanding reach through outdoor signage

19

EXCEPTIONAL HOSPITALITY OFFERINGS

DELIVERING FIRST-CLASS EXPERIENCES

WIDE ARRAY OF PREMIUM PRODUCTS

- Over 100 premium hospitality offerings
- Range of exclusive private spaces, first-class amenities and premier seating locations

PRIME POSITIONING IN NEW YORK CITY

- Primarily licensed to corporate customers
- Multi-year agreements for vast majority of suites
- Partnership with MSG Sports offers access to premium live sporting events

POISED FOR GROWTH

- Strength of product and content offerings bolsters ongoing renewal and new sales activity
- Plan to explore enhancing and expanding offerings, creating new monetization opportunities


21
EVENT LEVEL SUITES
58
LEXUS LEVEL SUITES
18
INFOSYS LEVEL SUITES
CAESARS SPORTSBOOK LOUNGE
THE HUB LOFT
SUITE SIXTEEN

20

FINANCIAL OVERVIEW 21

FISCAL 2023 FINANCIAL GUIDANCE

PROFITABLE BUSINESS WITH DIVERSIFIED REVENUE MIX

FISCAL 2023 REVENUE[1]
$835M-$845M

OPERATING INCOME[1]
$85M-$95M

ADJUSTED OPERATING INCOME[1]
$145M-$155M

FY23 PROJECTED REVENUE MIX


SPONSORSHIP, SIGNAGE, & SUITES[3]
30%
MSG SPORTS AGREEMENTS[4]
15%
CHRISTMAS SPECTACULAR[5]
15%
BOOKINGS BUSINESS[2]
40%

NOTE: M REPRSENTS DOLLARS IN MILLIONS

[1]FINANCIAL GUIDANCE FOR FY23 PRESENTS THE COMPANY AS A STANDALONE, INDEPENDENT ENTITY AS OF JULY 1, 2022, AND REFLECTS THE IMPACT OF THE TERMINATION OF THE ADVERTISING SALES REPRESENTATION AGREEMENT WITH MSG NETWORKS AS IF IT HAD BEEN TERMINATED AT THE START OF FISCAL 2023, THE ESTIMATED IMPACT OF POST-SPIN-OFF INTERCOMPANY AGREEEMENTS WITH SPHERE ENTERTAINMENT CO. AND A PUBLIC COMPANY OVERHEAD STRUCTURE. PLEASE REFER TO SLIDE NUMBER 3 FOR OUR DISCUSSION ON NON-GAAP FINANCIAL MEASURES AND THE APPENDIX FOR A RECONCILIATION FROM OPERATING INCOME (U.S. GAAP BASIS) TO AOI [2]INCLUDES TICKETING, VENUE LICENSE FEE, FOOD, BEVERAGE AND MERCHANDISE REVENUES FOR ALL EVENTS EXCLUDING THE CHRISTMAS SPECTACULAR AND KNICKS AND RANGERS GAMES [3]INCLUDES ALL SPONSORSHIP, SIGNAGE AND SUITES REVENUES FOR ALL EVENTS [4]INCLUDES ARENA LICENSE FEES, FOOD, BEVERAGE AND MERCHANDISE REVENUES FROM THE ARENA LICENSE AGREEMENTS WITH MSG SPORTS [5]EXCLUDES SPONSORSHIP REVENUE

22

BALANCE SHEET SNAPSHOT

POTENTIAL FOR OPPORTUNISTIC RETURN OF CAPITAL

CAPITAL ALLOCATION PRIORITIES

- Focus on debt paydown and opportunistic return of capital to shareholders
  - $250M share repurchase program authorized

WELL POSITIONED FOR CASH GENERATION

- FY2023 AOI Guidance $145M-$155M[1]
- Capital expenditure plans primarily maintenance-related[2]
- Minimal cash taxpayer through FY2026

TOTAL DEBT OUTSTANDING[3]	$673M
CASH AND CASH EQUIVALENTS[4]	$113M
NET DEBT	$560M
NET DEBT LEVERAGE	3.6x – 3.9x

NOTE: M REPRSENTS DOLLARS IN MILLIONS

[1]FINANCIAL GUIDANCE FOR FY23 PRESENTS THE COMPANY AS A STANDALONE, INDEPENDENT ENTITY AS OF JULY 1, 2022, AND REFLECTS THE IMPACT OF THE TERMINATION OF THE ADVERTISING SALES REPRESENTATION AGREEMENT WITH MSG NETWORKS AS IF IT HAD BEEN TERMINATED AT THE START OF FISCAL 2023, THE ESTIMATED IMPACT OF POST-SPIN-OFF INTERCOMPANY AGREEEMENTS WITH SPHERE ENTERTAINMENT CO. AND A PUBLIC COMPANY OVERHEAD STRUCTURE. PLEASE REFER TO SLIDE NUMBER 3 FOR OUR DISCUSSION ON NON-GAAP FINANCIAL MEASURES AND THE APPENDIX FOR A RECONCILIATION FROM OPERATING INCOME (U.S. GAAP BASIS) TO AOI [2]RENOVATIONS OF THE GARDEN, BEACON THEATRE, AND RADIO CITY MUSIC HALL WERE COMPLETED IN 2013, 2009, AND 1999, RESPECTIVELY [3] TOTAL DEBT OUTSTANDING AT TIME OF SPIN-OFF 4/20/23 [4] STARTING CASH AND CASH EQUIVALENTS AT TIME OF SPIN-OFF 4/20/23

23

APPENDIX 24

APPENDIX

FY2023 RECONCILIATION OF OPERATING INCOME TO ADJUSTED OPERATING INCOME

PROJECTED FY2023 OPERATING INCOME (U.S.GAAP)	$85M-$95M
Non-cash portion of Arena License fees from MSGS	$(27)M
Depreciation and Amortization	$58M
Share-based compensation	$22M
Restructuring charges	$10M
Gains, net on dispositions	$(4)M
Amortization for capitalized cloud computing costs	$1M
PROJECTED FY2023 ADJUSTED OPERATING INCOME	$145M-$155M

NOTE: M REPRSENTS DOLLARS IN MILLIONS

[1]FINANCIAL GUIDANCE FOR FY23 PRESENTS THE COMPANY AS A STANDALONE, INDEPENDENT ENTITY AS OF JULY 1, 2022, AND REFLECTS THE IMPACT OF THE TERMINATION OF THE ADVERTISING SALES REPRESENTATION AGREEMENT WITH MSG NETWORKS AS IF IT HAD BEEN TERMINATED AT THE START OF FISCAL 2023, THE ESTIMATED IMPACT OF POST-SPIN-OFF INTERCOMPANY AGREEEMENTS WITH SPHERE ENTERTAINMENT CO. AND A PUBLIC COMPANY OVERHEAD STRUCTURE. PLEASE REFER TO SLIDE NUMBER 3 FOR OUR DISCUSSION ON NON-GAAP FINANCIAL MEASURES.

25

26